UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report September 16, 2003

Date of Earliest Event Referred to Herein: September 15, 2003

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

ITEM 9. INFORMATION FURNISHED PURSUANT TO REGULATION FD

1.	On September 15, 2003, Office Depot, Inc. issued a press release announcing the resignation of its EVP, Merchandising, David D’Arezzo and his decision to join Raley’s Supermarkets, a privately-held company. A copy of such press release is attached hereto as Exhibit 99.1.1

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1.1 Press Release dated September 15, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: September 16, 2003	By: /s/ DAVID C. FANNIN

David C. Fannin Executive Vice President and General Counsel

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